GATEWAY FUND

Supplement dated February 13, 2009, to the Gateway Fund Class A and C Prospectus dated

May 1, 2008, as may be revised and supplemented from time to time.

Effective immediately, the following text is added to the sub-section “Investing in the Fund” under the section “Fund Services” with respect to the Class A shares of the Fund:

If you were a shareholder of the Predecessor Fund as of the date of the Reorganization, you are eligible to purchase additional Class A shares without a sales charge or a contingent deferred sales charge (“CDSC”), provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge or CDSC may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a shareholder of the Predecessor Fund and are eligible to purchase Class A shares without a sales charge or CDSC. Notwithstanding the foregoing, former shareholders of the Predecessor Fund may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.